PowerUp
LENDING GROUP, LTD.

Agreement Dated October 1, 2015

Agreement Number PLG-1249

LOAN AGREEMENT (ACH Repayment)

between POWER UP LENDING GROUP, LTD. ("POWER UP") and the Borrower listed below ("Borrower").

BORROWER INFORMATION

Borrower (Business Name): ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.

Owner (Guarantor): Robert Howe III

Type of entity: Corporation State of Incorporation/organization: Virginia/Delaware Date business started: 2011

Business Address: 22900 Shaw Road - Suite 111

City: Sterling State: Virginia Zip: 20166 Federal ID#: 54-1712994

LOAN TERMS

For value received, Borrower hereby promises to pay and deliver to POWER UP, the repayment amount (as set forth below and together with any additional charges as set forth herein, collectively, the "Repayment Amount") in lawful money of the United States. The Repayment Amount shall be paid to POWER UP by Borrower's irrevocably authorizing only one depositing account acceptable to POWER UP (the "account") to remit the Specific Daily Repayment Amount specified below (the "Specific Daily Repayment Amount") until such time as POWER UP receives payment in full of the Repayment Amount. Borrower hereby authorizes POWER UP to ACH Debit the specified remittances from the Borrower's bank account on a daily basis and will provide POWER UP with all required access codes. Borrower understands that it is responsible for ensuring that the Specific Daily Repayment Amount to be debited by POWER UP remains in the account and will be held responsible for any charges incurred by POWER UP resulting from a rejected ACH attempt, not sufficient funds, Bank Default Charge, blocked account or an event of default (Default Charge)(See Appendix A) POWER UP is not responsible for any overdrafts or rejected transactions that may result from POWER UP' ACH debiting the Specific Daily Repayment Amount under the terms of this agreement. POWER UP will debit the Specific Daily Repayment Amount each business day. POWER UP may, upon Borrower's request, extend the time for any payment due under this Agreement for such time as POWER UP, in its sole discretion, deems appropriate. Notwithstanding anything to the contrary in this Agreement or any other agreement between POWER UP and its participants and Borrower, upon the occurrence of an Event of Default under Section 3 of the LOAN AGREEMENT TERMS AND CONDITIONS, the Repayment Amount shall be increased as set forth herein.

Loan Amount: $60,000.00* Repayment Amount: $81,000.00 Specific Daily Repayment Amount: $428.57

Additional Documentation and Details: *less origination fee and payoff in full satisfaction of loan from Vis Vires to Unified Online, Inc. dated February 23, 2015

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "LOAN AGREEMENT TERMS AND CONDITIONS", THE "SECURITY AGREEMENT AND GUARANTY", THE "NOTE" AND "ADMINISTRATIVE FORM" ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

BORROWER	OWNER/GUARANTOR #1	OWNER/GUARANTOR #2	POWER UP LENDING GROUP, LTD.
ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.	UnifiedOnline, Inc.		
[signature] SIGN	[signature] SIGN	N/A SIGN	
Robert M. Howe III, CEO	Robert M. Howe III, CEO		Curt Kramer, CEO
	NO Personal Guarantee Driver's License #	Driver's License #	

Each of above-signed Borrower and Owner/Guarantor represents that he/she/it is authorized to sign this Agreement for Borrower and/or Owner/Guarantor that the information provided herein and in all of POWER UP's forms is true, accurate and complete in all respects. POWER UP may produce a monthly statement reflecting the delivery of the Specific Daily Repayment Amount from Borrower via Bank.

ANY MISREPRESENTATION MADE BY BORROWER OR ANY OWNER/GUARANTOR IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUDULENT INDUCEMENT TO PROVIDE FINANCING

Be it known there is NO Personal guarantee made by Mr. Robert M. Howe, III.